SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 16, 2007

PHOENIX TECHNOLOGIES LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-17111	04-2685985

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 Murphy Ranch Road, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 570-1000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     (b) Phoenix Technologies Ltd. (the “Company”) has announced the departure from the Company as of February 16, 2007 of Scott C. Taylor, its former Chief Administrative Officer, Senior Vice President and General Counsel.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX TECHNOLOGIES LTD.

By:	/s/ Richard Arnold
Richard Arnold
Executive Vice President, Strategy and Corporate Development, and Chief Financial Officer

Date: February 22, 2007